SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 28, 2016

Twin Disc, Incorporated

(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1328 Racine Street	Racine, Wisconsin 53403

(Address of principal executive offices)

Registrant's telephone number, including area code:	(262)638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At its meeting on July 28, 2016, the Compensation and Executive Development Committee of the Board of Directors of Twin Disc, Incorporated (the “Company”) (i) approved the base salaries of, and (ii) approved the targets for fiscal 2017 bonuses for, the Company’s principal executive officer, principal financial officer, and certain of the Company’s other “named executive officers” (as used in Instruction 4 to Item 5.02 of Form 8-K). The base salaries and target bonuses for the named executive officers were not increased or changed from the levels that were in effect at the end of FY 2016, and were set as follows:

Name and Position	Base Salary	Target Bonus as
		% of Base Salary

John H. Batten	$450,000	65%
President and Chief Executive Officer

Jeffrey S. Knutson	$296,100	50%
Vice President – Finance, Chief Financial Officer, Treasurer, and Secretary

Dean J. Bratel	$258,500	50%
Vice President – Global Sales and Marketing

Denise L. Wilcox	$216,200	40%
Vice President – Human Resources

Michael B. Gee	$178,600	35%
Vice President – Engineering

In each case, the target incentive bonus is based on the FY 2017 Corporate Incentive Plan (“CIP”), which the Compensation Committee adopted and approved on July 28, 2016. The CIP establishes the target bonuses for the named executive officers based on the following factors and relative weights for each factor: (i) EBITDA (40%); trade working capital as a percentage of sales (20%); sales growth (20%); and strategic objectives (individual achievement) (20%). In no event will an incentive payment under the CIP exceed 200% of the target. An incentive payment to a named executive officer under the CIP may be increased or decreased by up to 20%, at the discretion of the Chief Executive Officer (except that an increase or decrease of the CIP payment to the CEO shall be at the discretion of the Compensation Committee).

On July 28, 2016, the Committee also issued performance stock awards to named executive officers of the Company under the Twin Disc, Incorporated 2010 Long-Term Incentive Compensation Plan (as amended and restated, the “2010 LTI Plan”).  A target number of 75,078 performance shares were awarded to the named executive officers (subject to adjustment as described below), allocated as follows: Mr. Batten, 33,496 performance shares; Mr. Knutson, 14,117 performance shares; Mr. Bratel, 12,834 performance shares; Ms. Wilcox, 8,214 performance shares; and Mr. Gee 6,417 performance shares.  The performance shares will be paid out based on the following performance objectives and relative weights for each objective for the three fiscal year period ending June 30, 2019: (i) average return on invested capital (also known as average return on total capital) (40%), (ii) average sales revenue (30%), and (iii) average earnings per share (30%). With respect to each performance objective, a value shall be determined as a percentage of the target based on the attainment of the performance objective for the performance period. If the Company does not obtain the threshold for that performance objective, such percentage shall be 0%. If the Company equals or exceeds the maximum for that performance objective, the percentage shall be 150%. Outcomes between the threshold and target will be interpolated linearly between the amount of threshold award and the amount of the target award applicable to that performance objective, and outcomes between target and maximum will be interpolated linearly between the amount of the target award and the amount of the maximum award applicable to that performance objective. The percentage for each performance objective will be multiplied by the weight accorded to that performance objective, and the sum of the weighted percentages for each of performance objectives will be multiplied by the target number of performance shares awarded. The maximum number of performance shares that can be earned by the named executive officers pursuant to this award is 112,617. A copy of the form of the Performance Stock Award Grant Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On July 28, 2016, the Committee also issued restricted stock grants to named executive officers of the Company under the 2010 LTI Plan.  A total of 75,078 shares of restricted stock were granted to the named executive officers, allocated as follows: Mr. Batten, 33,496 shares of restricted stock; Mr. Knutson, 14,117 shares of restricted stock; Mr. Bratel, 12,834 shares of restricted stock; Ms. Wilcox, 8,214 shares of restricted stock; and Mr. Gee, 6,417 shares of restricted stock.  The restricted stock will vest in three years, provided the named executive officer remains employed as of such vesting date.  The restricted stock will fully vest if the named executive officer terminates employment due to death or disability, or if the named executive officer is involuntarily terminated without cause or terminates employment for good reason following a change in control of the Company.  A copy of the form of the Restricted Stock Grant Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

FORWARD LOOKING STATEMENTS

The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01     Financial Statements and Exhibits

(c)	Exhibits

EXHIBIT NUMBER               DESCRIPTION

10.1	Form of Performance Stock Award Grant Agreement for award of performance shares on July 28, 2016

10.2	Form of Restricted Stock Grant Agreement for restricted stock grants on July 28, 2016

SIGNATURE

     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 3, 2016	Twin Disc, Incorporated

/s/ JEFFREY S. KNUTSON
Jeffrey S. Knutson
Vice President – Finance, Chief Financial Officer, Treasurer, and Secretary